Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes

The Company's United States and Irish based subsidiaries file income tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

The components of income before income tax expense are as follows:

	Year ended
	December 31, 2019	December 31, 2018	December 31, 2017
	(in thousands)
Ireland	$323,726	$243,988	$218,306
United States	21,073	27,499	28,426
Other	82,190	93,127	81,325
Income before income tax expense	$426,989	$364,614	$328,057

The components of income tax expense are as follows:

	Year ended
	December 31, 2019	December 31, 2018	December 31, 2017
	(in thousands)
Income tax expense:
Current tax expense:
Ireland	$35,955	$28,042	$20,084
United States	5,073	2,885	5,792
Other	11,642	9,379	9,964
Total current tax expense	52,670	40,306	35,840

Deferred tax (benefit)/expense:
Ireland	2,833	1,054	261
United States	(3,502)	875	8,980
Other	(868)	(277)	1,488
Total deferred tax (benefit)/expense	(1,537)	1,652	10,729

Income tax expense allocated to continuing operations	51,133	41,958	46,569

Impact on other comprehensive income of the income tax consequence of :
Currency impact on long term funding	25	119	973
Fair value of cash flow hedge	—	(148)	148

Total	$51,158	$41,929	$47,690

Ireland's statutory income tax rate is 12.5%. The Company's consolidated reported income tax expense differed from the amount that would result from applying the Irish statutory rate as set forth below:

	Year ended
	December 31, 2019	December 31, 2018	December 31, 2017
	(in thousands)
Taxes at Irish statutory rate of 12.5% (2018:12.5%; 2017:12.5%)	$53,374	$45,577	$41,007
Foreign and other income taxed at higher rates	7,356	7,649	6,324
Research & development tax incentives	(893)	(1,243)	(830)
Movement in valuation allowance	(10)	5,667	1,329
Effects of change in tax rates	359	(147)	925
(Decrease)/increase in unrecognized tax benefits	(1,273)	(5,423)	933
Impact of stock compensation	(7,383)	(8,301)	(9,917)
Impact of deemed repatriation under US Tax Reform	—	—	7,694
Other	(397)	(1,821)	(896)
Provision for income taxes	$51,133	$41,958	$46,569

In 2017, income tax expense included non-recurring items related to US Tax Reform (H.R.1). The income tax expense recognized in respect of deemed repatriation of historic earnings of non-U.S. subsidiaries owned by our U.S. subsidiaries was $7.7 million. The income tax expense recognized in respect of the change in the US federal income tax rate from 35% to 21% was $0.5 million (included in “Effects of change in tax rates” above).

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	December 31, 2019	December 31, 2018
	(in thousands)
Deferred tax liabilities:
Property, plant and equipment	$1,102	$981
Right-of-use-asset	11,838	—
Goodwill	27,590	25,149
Intangible assets	11,805	9,397
Other	6,284	5,703
Total deferred tax liabilities recognized	58,619	41,230

Deferred tax assets:
Operating loss and tax credits carryforwards	37,865	29,995
Property, plant and equipment	5,257	4,893
Lease Liabilities	11,754	—
Accrued expenses and payments on account	26,380	24,599
Stock compensation	5,009	6,490
Deferred compensation	2,744	2,197
Unearned revenue	3,933	5,681
Other	604	2
Total deferred tax assets	93,546	73,857
Valuation allowance for deferred tax assets	(27,721)	(27,263)
Deferred tax assets recognized	65,825	46,594
Overall net deferred tax asset	$7,206	$5,364

At December 31, 2019 the Company has recognized a deferred tax asset of $11.8 million and a deferred tax liability of $11.8 million in respect of operating lease arrangements under which future tax deductions are attributable to the lease liability.

At December 31, 2019 Ireland subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available for offset against future tax liabilities, if any, of $6.5 million.

At December 31, 2019 U.S. subsidiaries had U.S. federal and state net operating loss ("NOL") carryforwards of approximately $22.2 million and $45.0 million, respectively. These NOLs are available for offset against future taxable income and the expiry dates are shown in the table below. Of the $22.2 million U.S. federal NOLs, approximately $7.0 million is available for offset against future U.S. federal taxable income in 2020. The subsidiary's ability to use the remaining U.S. federal and state NOL carryforwards is limited on an annual basis due to change of ownership in 2014, 2017, and 2019, as defined by Section 382 of the Internal Revenue Code of 1986, as amended. Of the U.S. federal NOLs, $20.2 million are limited by Section 382. Of the $20.2 million of losses, the amounts are available as follows: $10.0 million for the years 2020 - 2021, $9.8 million in 2022-2026, $0.4 million for the years 2027 – 2036. As at December 31, 2019, U.S subsidiaries also had disallowed interest carryforwards of $29.3 million that can be carried forward indefinitely. These carryforwards are available for offset against future taxable income in the event that the U.S subsidiaries have excess capacity for interest deductions in future years.

At December 31, 2019 other than those in the U.S. and Ireland, we had operating loss carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $40.1 million. In addition at December 31, 2019 those subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future tax liabilities, if any, of $5.1 million. At December 31, 2019 those subsidiaries also had additional operating loss carryforwards of $16.2 million which are due to expire between 2020 and 2026 and operating loss carryforwards of $19.1 million which are due to expire between 2027 and 2036.

The expected expiry dates of these US losses are as follows:

	Federal NOL's	State NOL's
	(in thousands)
2022-2035	$18,866	$44,986
2037	1,921	—
Indefinite	1,363	49

	$22,150	$45,035

In addition, US subsidiaries have alternative minimum tax credit carryforwards of approximately $0.3 million that are available to reduce future U.S. federal regular income taxes through 2020. Any remaining alternative minimum tax credits will be fully refundable in 2021. We also have general business tax credit carryforwards of approximately $1.0 million that are available to offset future U.S. federal and state income taxes. The general business tax credits are non-refundable and are due to expire between the years 2026-2038.

The valuation allowance at December 31, 2019 was approximately $27.7 million. The valuation allowance for deferred tax assets as of December 31, 2018 and December 31, 2017 was $27.3 million and $22.4 million respectively. The net change in the total valuation allowance was an increase of $0.4 million during 2019 and an increase of $4.8 million during 2018. Of the total increase of $0.4 million in 2019, $Nil resulted in current year income tax benefit and $0.4 million was recognized in Other Comprehensive Income. Of the total increase of $4.8 million in 2018, $5.6 million resulted in a current year income tax expense, and $0.8 million was recognized in Other Comprehensive Income.

The valuation allowances at December 31, 2019 and December 31, 2018 were primarily related to operating losses and tax credits carried forward that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities and projected future taxable income in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods. During 2018, the Company recognized a valuation allowance of $6.2 million in respect of disallowed interest carryforwards generated during the year as management does not consider it more likely than not that the Company will have sufficient capacity with which to utilize these losses. During 2019, $3.4 million of this valuation allowance was released following a refinancing of the group's US subsidiaries.

The Company has recognized a deferred tax liability of $5.4 million (2018: $4.9 million) for investments in foreign subsidiaries where the Company does not consider the earnings to be indefinitely reinvested. For the deferred tax liability not recognized in respect of temporary differences related to investments in foreign subsidiaries which are considered to be indefinitely reinvested, it is not practicable to calculate the exact unrecognized deferred tax liability, however it is not expected to be material as Ireland allows a tax credit in respect of distributions from foreign subsidiaries at the statutory tax rate in the jurisdiction of the subsidiary so that no material tax liability would be expected to arise in Ireland in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland’s tax treaty network and the EU parent subsidiary directive.

A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	December 31, 2019	December 31, 2018	December 31, 2017
	(in thousands)
Unrecognized tax benefits at start of year	$21,433	$23,720	$26,620
Increase related to prior year tax positions	—	2,084	—
Decrease related to prior year tax positions	—	(2,915)	(3,050)
Increase related to current year tax positions	1,588	3,065	4,765
Settlements	(347)	(182)	(2,523)
Lapse of statute of limitations	(2,518)	(4,339)	(2,092)
Unrecognized tax benefits at end of year	$20,156	$21,433	$23,720

The relevant statute of limitations for unrecognized tax benefits totaling $3.8 million could potentially expire during 2020.
Included in the balance of total unrecognized tax benefits at December 31, 2019 were potential benefits of $20.2 million, which if recognized, would affect the effective rate on income tax from continuing operations. The balance of total unrecognized tax benefits at December 31, 2018 and December 31, 2017 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $21.4 million and $23.7 million respectively.

Interest and penalties recognized during the year ended December 31, 2019 amounted to $Nil (2018: net expense of $1.3 million, 2017: net expense of $0.9 million) and are included within the income tax expense. Total accrued interest and penalties as of December 31, 2019 and December 31, 2018 were $1.1 million and $1.1 million respectively and are included in closing income taxes payable at those dates.

Our major tax jurisdictions are the United States and Ireland. We may potentially be subjected to tax audits in both our major jurisdictions. In the United States, tax periods open to audit include the years ended December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019. In Ireland, tax periods open to audit include the years ended December 31, 2015, December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019. During such audits, local tax authorities may challenge the positions taken by us in our tax returns.